Washington Mutual, Inc.
Selected Financial Information
(dollars in millions, except per share data)
(unaudited)

	Quarter Ended					Year Ended
	Dec. 31,	Sept. 30,	June 30,	Mar. 31,	Dec. 31,	Dec. 31,	Dec. 31,
	2005	2005	2005	2005	2004	2005	2004
PROFITABILITY
Net income	$865	$821	$844	$902	$668	$3,432	$2,878
Net interest income	2,154	1,916	1,926	1,890	1,850	7,886	7,116
Noninterest income	1,593	1,374	1,267	1,408	1,217	5,642	4,612
Noninterest expense	2,278	1,925	1,828	1,839	1,938	7,870	7,535

Diluted earnings per common share	0.85	0.92	0.95	1.01	0.76	3.73	3.26

Diluted weighted average number of common shares outstanding(1)	1,011,395	888,495	887,250	888,789	883,991	919,238	884,050
Net interest margin	2.77%	2.61%	2.66%	2.73%	2.79%	2.67%	2.82%
Dividends declared per common share	$0.49	$0.48	$0.47	$0.46	$0.45	$1.90	$1.74
Book value per common share(2)	27.95	25.92	25.62	24.98	24.45	27.95	24.45
Return on average assets	0.99%	1.00%	1.05%	1.17%	0.90%	1.05%	1.01%
Return on average common equity	12.49	14.66	15.33	16.63	12.71	14.63	14.02
Efficiency ratio(3)	60.79	58.52	57.24	55.77	63.18	58.17	64.25

ASSET QUALITY
Nonperforming assets/total assets(4)(5)	0.57%	0.52%	0.53%	0.57%	0.58%	0.57%	0.58%
Allowance as a percentage of total loans held in portfolio(4)	0.74	0.58	0.58	0.60	0.63	0.74	0.63
Provision for loan and lease losses	$121	$52	$31	$16	$37	$220	$209
Net charge-offs	137	31	39	37	38	244	135

CAPITAL ADEQUACY(5)
Capital Ratios at WMI-consolidated level:
Tangible equity(6)/total tangible assets(6)	5.73%	5.09%	5.13%	5.03%	5.05%	5.73%	5.05%
Estimated total risk-based capital/total risk-weighted assets(7)	11.10	10.71	11.10	11.21	11.34	11.10	11.34
Capital Ratios at WMB-bank only level
(well-capitalized minimum)(8):
Tier 1 capital to adjusted total assets (5.00%)	6.59	5.85	5.74	5.69	5.46	6.59	5.46
Adjusted tier 1 capital to total risk-weighted assets (6.00%)	8.73	8.47	8.38	8.40	8.12	8.73	8.12
Total risk-based capital to total risk-weighted assets (10.00%)	11.77	11.48	11.51	11.68	11.68	11.77	11.68

SUPPLEMENTAL DATA
Average balance sheet:
Total loans held in portfolio	$227,568	$213,016	$213,638	$207,320	$208,296	$215,434	$194,433
Total interest-earning assets	314,531	296,568	290,876	277,080	266,375	294,872	252,501
Total assets	349,931	327,292	320,845	308,172	297,158	326,677	284,078
Total deposits	196,799	188,320	183,521	175,185	173,873	186,023	165,408
Total stockholders' equity	27,708	22,412	22,014	21,680	21,025	23,467	20,528
Period-end balance sheet:
Total loans held in portfolio, net of allowance for loan
and lease losses	227,937	216,930	211,494	212,834	205,770	227,937	205,770
Total assets	343,119	333,622	323,533	319,696	307,918	343,119	307,918
Total deposits	193,167	190,412	184,317	183,631	173,658	193,167	173,658
Total stockholders' equity	27,616	22,596	22,350	21,767	21,226	27,616	21,226
Common shares outstanding at the end of period(1)(9)	993,914	877,651	878,384	877,287	874,262	993,914	874,262
Employees at end of period	60,798	56,214	54,377	52,488	52,579	60,798	52,579

(1)	Number of shares in thousands.
(2)	Excludes six million shares held in escrow in all periods reported.
(3)	The efficiency ratio is defined as noninterest expense divided by total revenue (net interest income and noninterest income).
(4)	Excludes nonaccrual loans held for sale.
(5)	As of period end.
(6)	Excludes unrealized net gain/loss on available-for-sale securities and derivatives, goodwill and intangible assets, but includes MSR.
(7)	Estimate of what the total risk-based capital ratio would be if Washington Mutual, Inc. were a bank holding company that is subject to Federal Reserve Board capital requirements.
(8)	Capital ratios for Washington Mutual Bank ("WMB") at December 31, 2005 are preliminary.
(9)	Includes six million shares held in escrow in all periods reported.

Washington Mutual, Inc.
Consolidated Statements of Income
(dollars in millions, except per share data)
(unaudited)

	Quarter Ended
	Dec. 31,	Sept. 30,	June 30,	Mar. 31,	Dec. 31,
	2005	2005	2005	2005	2004
Interest Income
Loans held for sale	$673	$661	$576	$470	$393
Loans held in portfolio	3,347	2,862	2,754	2,544	2,421
Available-for-sale securities	303	238	234	224	157
Trading assets	185	114	91	79	66
Other interest and dividend income	73	65	51	43	29
Total interest income	4,581	3,940	3,706	3,360	3,066
Interest Expense
Deposits	1,184	996	852	696	604
Borrowings	1,243	1,028	928	774	612
Total interest expense	2,427	2,024	1,780	1,470	1,216
Net interest income	2,154	1,916	1,926	1,890	1,850
Provision for loan and lease losses	121	52	31	16	37
Net interest income after provision for loan and lease losses	2,033	1,864	1,895	1,874	1,813
Noninterest Income
Revenue from sales and servicing of home mortgage loans	421	714	118	777	352
Revenue from sales and servicing of consumer loans	313	2	2	1	1
Depositor and other retail banking fees	586	578	540	490	515
Credit card fees	139	-	-	-	-
Securities fees and commissions	114	111	112	110	110
Insurance income	37	42	47	46	47
Portfolio loan related income	103	103	96	85	101
Trading assets income (loss)	(273)	(171)	285	(98)	26
Gain (loss) from other available-for-sale securities	46	(32)	25	(122)	(23)
Gain on extinguishment of borrowings	1	-	-	-	-
Other income	106	27	42	119	88
Total noninterest income	1,593	1,374	1,267	1,408	1,217
Noninterest Expense
Compensation and benefits	1,037	939	886	876	839
Occupancy and equipment	399	372	350	402	462
Telecommunications and outsourced information services	139	108	100	104	115
Depositor and other retail banking losses	60	61	49	55	61
Advertising and promotion	114	81	77	55	57
Professional fees	63	48	38	34	54
Other expense	466	316	328	313	350
Total noninterest expense	2,278	1,925	1,828	1,839	1,938
Income before income taxes	1,348	1,313	1,334	1,443	1,092
Income taxes	483	492	490	541	424
Net Income	$865	$821	$844	$902	$668

Earnings Per Common Share:
Basic	$0.88	$0.95	$0.98	$1.04	$0.77
Diluted	0.85	0.92	0.95	1.01	0.76

Dividends declared per common share	0.49	0.48	0.47	0.46	0.45
Basic weighted average number of common shares outstanding (in thousands)	980,084	866,541	865,221	864,933	863,055
Diluted weighted average number of common shares outstanding (in thousands)	1,011,395	888,495	887,250	888,789	883,991

Washington Mutual, Inc.
Consolidated Statements of Income
(dollars in millions, except per share data)
(unaudited)

	Year Ended
	Dec. 31,	Dec. 31,
	2005	2004
Interest Income
Loans held for sale	$2,382	$1,472
Loans held in portfolio	11,507	8,825
Available-for-sale securities	998	764
Trading assets	469	151
Other interest and dividend income	232	138
Total interest income	15,588	11,350
Interest Expense
Deposits	3,728	2,043
Borrowings	3,974	2,191
Total interest expense	7,702	4,234
Net interest income	7,886	7,116
Provision for loan and lease losses	220	209
Net interest income after provision for loan and lease losses	7,666	6,907
Noninterest Income
Revenue from sales and servicing of home mortgage loans	2,030	1,387
Revenue from sales and servicing of consumer loans	317	4
Depositor and other retail banking fees	2,193	1,999
Credit card fees	139	-
Securities fees and commissions	448	426
Insurance income	172	226
Portfolio loan related income	387	401
Trading assets income (loss)	(257)	89
Gain (loss) from other available-for-sale securities	(84)	50
Gain (loss) on extinguishment of borrowings	1	(237)
Other income	296	267
Total noninterest income	5,642	4,612
Noninterest Expense
Compensation and benefits	3,737	3,428
Occupancy and equipment	1,523	1,659
Telecommunications and outsourced information services	450	479
Depositor and other retail banking losses	226	195
Advertising and promotion	327	276
Professional fees	182	158
Other expense	1,425	1,340
Total noninterest expense	7,870	7,535
Income from continuing operations before income taxes	5,438	3,984
Income taxes	2,006	1,505
Income from continuing operations, net of taxes	3,432	2,479
Discontinued Operations
Loss from discontinued operations before income taxes	-	(32)
Gain on disposition of discontinued operations	-	676
Income taxes	-	245
Income from discontinued operations, net of taxes	-	399
Net Income	$3,432	$2,878

Basic Earnings Per Common Share:
Income from continuing operations	$3.84	$2.88
Income from discontinued operations, net	-	0.46
Net income	3.84	3.34

Diluted Earnings Per Common Share:
Income from continuing operations	3.73	2.81
Income from discontinued operations, net	-	0.45
Net income	3.73	3.26

Dividends declared per common share	1.90	1.74
Basic weighted average number of common shares outstanding (in thousands)	894,434	862,215
Diluted weighted average number of common shares outstanding (in thousands)	919,238	884,050

Washington Mutual, Inc.
Consolidated Statements of Financial Condition
(dollars in millions, except per share data)
(unaudited)

	Dec. 31,	Sept. 30,	June 30,	Mar. 31,	Dec. 31,
	2005	2005	2005	2005	2004
Assets
Cash and cash equivalents	$6,214	$4,924	$4,614	$4,811	$4,455
Federal funds sold and securities purchased under agreements to resell	2,137	3,194	625	1,152	82
Trading assets	10,999	7,351	5,687	6,066	5,588
Available-for-sale securities, total amortized cost of $24,810, $20,757,
$18,999, $20,569 and $19,047:
Mortgage-backed securities	20,648	17,161	14,396	15,947	14,923
Investment securities	4,011	3,603	4,852	4,756	4,296
Loans held for sale	33,582	48,018	51,122	41,197	42,743
Loans held in portfolio	229,632	218,194	212,737	214,114	207,071
Allowance for loan and lease losses	(1,695)	(1,264)	(1,243)	(1,280)	(1,301)
Total loans held in portfolio, net of allowance for loan and lease losses	227,937	216,930	211,494	212,834	205,770
Investment in Federal Home Loan Banks	4,257	4,228	4,194	3,973	4,059
Mortgage servicing rights	8,041	7,042	5,730	6,802	5,906
Goodwill	8,298	6,196	6,196	6,196	6,196
Other assets	16,995	14,975	14,623	15,962	13,900
Total assets	$343,119	$333,622	$323,533	$319,696	$307,918
Liabilities
Deposits:
Noninterest-bearing deposits	$34,014	$36,850	$35,518	$34,941	$32,780
Interest-bearing deposits	159,153	153,562	148,799	148,690	140,878
Total deposits	193,167	190,412	184,317	183,631	173,658
Federal funds purchased and commercial paper	7,081	7,229	5,864	2,053	4,045
Securities sold under agreements to repurchase	15,532	14,508	14,089	16,716	15,944
Advances from Federal Home Loan Banks	68,771	69,405	71,534	66,730	70,074
Other borrowings	23,777	23,994	20,752	21,938	18,498
Other liabilities	7,175	5,478	4,627	6,861	4,473
Total liabilities	315,503	311,026	301,183	297,929	286,692
Stockholders' equity	27,616	22,596	22,350	21,767	21,226
Total liabilities and stockholders' equity	$343,119	$333,622	$323,533	$319,696	$307,918

Washington Mutual, Inc.
Selected Financial Information
(dollars in millions)
(unaudited)

	Quarter Ended
	Dec. 31,	Sept. 30,	June 30,	Mar. 31,	Dec. 31,
	2005	2005	2005	2005	2004
Stockholders' Equity Rollforward
Balance, beginning of period	$22,596	$22,350	$21,767	$21,226	$20,820
Net income	865	821	844	902	668
Other comprehensive (loss) income, net of tax	(91)	(158)	98	(8)	49
Cash dividends declared on common stock	(480)	(419)	(409)	(402)	(390)
Common stock repurchased and retired	(723)	(98)	-	(100)	-
Common stock issued	5,449	100	50	149	79
Balance, end of period	$27,616	$22,596	$22,350	$21,767	$21,226

Washington Mutual, Inc.
Selected Financial Information
(dollars in millions)
(unaudited)

	Quarter Ended					Year Ended
	Dec. 31,	Sept. 30,	June 30,	Mar. 31,	Dec. 31,	Dec. 31,	Dec. 31,
	2005	2005	2005	2005	2004	2005	2004
RETAIL BANKING AND FINANCIAL SERVICES GROUP
Condensed income statement:
Net interest income	$1,395	$1,347	$1,391	$1,344	$1,330	$5,478	$4,999
Provision for loan and lease losses	42	47	40	37	35	165	164
Noninterest income	818	786	751	695	717	3,049	2,758
Inter-segment revenue	8	12	11	12	8	42	23
Noninterest expense	1,173	1,128	1,087	1,055	1,049	4,444	4,123
Income before income taxes	1,006	970	1,026	959	971	3,960	3,493
Income taxes	378	367	388	363	348	1,495	1,305
Net income	$628	$603	$638	$596	$623	$2,465	$2,188
Performance and other data:
Efficiency ratio(1)	52.81%	52.61%	50.49%	51.46%	51.05%	51.85%	53.00%
Average loans	$183,780	$179,361	$181,396	$177,635	$177,204	$180,556	$163,328
Average assets	196,868	191,926	194,026	190,494	189,892	193,342	175,713
Average deposits:
Checking deposits:
Noninterest bearing	19,953	19,350	18,868	17,588	16,710	18,948	15,522
Interest bearing	43,192	45,186	47,531	49,777	51,974	46,400	59,562
Total checking deposits	63,145	64,536	66,399	67,365	68,684	65,348	75,084
Savings and money market deposits	36,594	35,517	34,875	36,100	38,412	35,772	30,651
Time deposits	40,473	38,688	34,265	29,517	25,677	35,774	24,602
Average total deposits	140,212	138,741	135,539	132,982	132,773	136,894	130,337
Loan volume	11,563	11,191	11,704	12,493	13,337	46,951	55,282
Employees at end of period	30,437	30,028	28,948	27,609	27,341	30,437	27,341
HOME LOANS GROUP
Condensed income statement:
Net interest income	$262	$327	$305	$289	$294	$1,181	$1,240
Noninterest income	362	530	617	682	566	2,192	2,304
Inter-segment expense	8	12	11	12	8	42	23
Noninterest expense	540	538	536	526	596	2,140	2,487
Income before income taxes	76	307	375	433	256	1,191	1,034
Income taxes	29	116	141	163	92	449	386
Net income	$47	$191	$234	$270	$164	$742	$648
Performance and other data:
Efficiency ratio(1)	87.60%	63.66%	58.84%	54.84%	69.94%	64.23%	70.63%
Average loans	$30,914	$33,415	$31,434	$27,765	$24,880	$30,898	$23,591
Average assets	56,903	54,077	51,552	49,026	44,198	52,915	41,934
Average deposits	13,674	15,402	13,940	13,107	15,121	14,036	16,299
Loan volume	41,493	48,082	44,855	38,498	41,782	172,928	182,212
Employees at end of period	13,256	12,954	12,530	12,561	13,838	13,256	13,838
CARD SERVICES GROUP (managed basis presentation)
Condensed income statement(2):
Net interest income	$637					$637
Provision for loan and lease losses	358					358
Noninterest income	256					256
Noninterest expense	268					268
Income before income taxes	267					267
Income taxes	101					101
Net income	$166					$166
Performance and other data:
Efficiency ratio (1)	29.99%					29.99%
Average loans	$19,472					$4,908
Average assets	22,198					5,595
Employees at end of period	3,124					3,124
COMMERCIAL GROUP
Condensed income statement:
Net interest income	$349	$356	$346	$320	$319	$1,371	$1,314
Provision for loan and lease losses	2	2	1	2	9	7	41
Noninterest income	97	156	70	156	57	478	303
Noninterest expense	180	163	157	138	155	637	518
Income before income taxes	264	347	258	336	212	1,205	1,058
Income taxes	100	131	97	127	76	455	395
Net income	$164	$216	$161	$209	$136	$750	$663
Performance and other data:
Efficiency ratio(1)	40.40%	31.90%	37.61%	28.92%	41.25%	34.46%	32.02%
Average loans	$51,087	$50,441	$46,180	$40,734	$39,956	$47,147	$37,916
Average assets	55,954	54,966	50,508	44,790	44,003	51,594	42,474
Average deposits	7,888	8,646	7,641	7,298	7,744	7,872	7,108
Loan volume	10,140	11,392	11,039	8,430	7,997	41,000	28,978
Employees at end of period	4,182	3,923	3,747	3,484	3,385	4,182	3,385

(This table is continued on "WM-7".)

(1)	The efficiency ratio is defined as noninterest expense divided by total revenue (net interest income and noninterest income).
(2)
Operating results for the Card Services Group are presented on a managed basis as the Company treats securitized and sold credit card receivables as if they were still on the balance sheet in evaluating the overall performance of this operating segment. A managed basis presentation excludes the impact of securitizations, including their effect on income, the provision for credit losses and average loans and assets. Securitization adjustments to arrive at the reported GAAP results for the fourth quarter of 2005 were: a decrease of $409 million in net interest income; an increase of $150 million in noninterest income; a decrease of $259 million in the provision for credit losses; a decrease of $11.01 billion in average loans; and a decrease of $9.27 billion in average assets, all of which are eliminated within Reconciling Adjustments.

Washington Mutual, Inc.
Selected Financial Information
(dollars in millions)
(unaudited)

	Quarter Ended					Year Ended
(This table is continued from "WM-6".)	Dec. 31,	Sept. 30,	June 30,	Mar. 31,	Dec. 31,	Dec. 31,	Dec. 31,
	2005	2005	2005	2005	2004	2005	2004
CORPORATE SUPPORT/TREASURY AND OTHER
Condensed income statement:
Net interest expense	$(196)	$(229)	$(230)	$(176)	$(206)	$(831)	$(869)
Provision for loan and lease losses	-	-	-	-	1	1	4
Noninterest income (expense)	29	(48)	(36)	(63)	16	(118)	(145)
Noninterest expense	117	96	48	120	138	381	407
Loss from continuing operations before income taxes	(284)	(373)	(314)	(359)	(329)	(1,331)	(1,425)
Income tax benefit	(112)	(151)	(127)	(147)	(136)	(536)	(569)
Loss from continuing operations	(172)	(222)	(187)	(212)	(193)	(795)	(856)
Income from discontinued operations, net of taxes	-	-	-	-	-	-	399
Net loss	$(172)	$(222)	$(187)	$(212)	$(193)	$(795)	$(457)
Performance and other data:
Average loans	$1,148	$1,096	$1,053	$1,049	$961	$1,088	$889
Average assets	28,991	28,050	26,524	25,663	20,953	27,319	25,753
Average deposits	35,025	25,531	26,401	21,798	18,235	27,221	11,664
Loan volume	96	67	20	94	105	278	261
Employees at end of period	9,799	9,309	9,152	8,834	8,015	9,799	8,015

RECONCILING ADJUSTMENTS
Condensed income statement(2):
Net interest income (expense)(3)	$(293)	$115	$114	$113	$113	$50	$432
Provision (reversal of reserve) for loan and lease losses(4)	(281)	3	(10)	(23)	(8)	(311)	-
Noninterest income (expense)(5)	31	(50)	(135)	(62)	(139)	(215)	(608)
Income (loss) before income taxes	19	62	(11)	74	(18)	146	(176)
Income taxes (benefit)(6)	(13)	29	(9)	35	44	42	(12)
Net income (loss)	$32	$33	$(2)	$39	$(62)	$104	$(164)
Performance and other data:
Average loans(7)	$(12,527)	$(1,550)	$(1,541)	$(1,556)	$(1,622)	$(4,316)	$(1,570)
Average assets(7)(8)	(10,983)	(1,727)	(1,765)	(1,801)	(1,888)	(4,088)	(1,796)

TOTAL CONSOLIDATED
Condensed income statement:
Net interest income	$2,154	$1,916	$1,926	$1,890	$1,850	$7,886	$7,116
Provision for loan and lease losses	121	52	31	16	37	220	209
Noninterest income	1,593	1,374	1,267	1,408	1,217	5,642	4,612
Noninterest expense	2,278	1,925	1,828	1,839	1,938	7,870	7,535
Income from continuing operations before income taxes	1,348	1,313	1,334	1,443	1,092	5,438	3,984
Income taxes	483	492	490	541	424	2,006	1,505
Income from continuing operations	865	821	844	902	668	3,432	2,479
Income from discontinued operations, net of taxes	-	-	-	-	-	-	399
Net income	$865	$821	$844	$902	$668	$3,432	$2,878
Performance and other data:
Efficiency ratio(1)	60.79%	58.52%	57.24%	55.77%	63.18%	58.17%	64.25%
Average loans	$273,874	$262,763	$258,522	$245,627	$241,379	$260,281	$224,154
Average assets	349,931	327,292	320,845	308,172	297,158	326,677	284,078
Average deposits	196,799	188,320	183,521	175,185	173,873	186,023	165,408
Loan volume	63,292	70,732	67,618	59,515	63,221	261,157	266,733
Employees at end of period	60,798	56,214	54,377	52,488	52,579	60,798	52,579

__________________________

(1)	See note 1 on preceding table.
(2)	See note 2 on preceding table.
(3)
Represents the difference between home loan premium amortization recorded by the Retail Banking and Financial Services Group and the amount recognized in the Company's Consolidated Statements of Income. For management reporting purposes, loans that are held in portfolio by the Retail Banking and Financial Services Group are treated as if they are purchased from the Home Loans Group. Since the cost basis of these loans includes an assumed profit factor paid to the Home Loans Group, the amortization of loan premiums recorded by the Retail Banking and Financial Services Group includes this assumed profit factor and must therefore be eliminated as a reconciling adjustment.

(4)
Represents the difference between the long-term, normalized net charge-off ratio used to assess expected loan and lease losses for the operating segments and the "losses inherent in the loan portfolio" methodology used by the Company.

(5)
Represents the difference between gain from mortgage loans recorded by the Home Loans Group and the gain from mortgage loans recognized in the Company's Consolidated Statements of Income. As the Home Loans Group holds no loans in portfolio, all loans originated or purchased by this segment are considered to be salable for management reporting purposes.

(6)	Represents the tax effect of reconciling adjustments.
(7)	Includes the inter-segment offset for inter-segment loan premiums that the Retail Banking and Financial Services Group recognized from the transfer of portfolio loans from the Home Loans Group.
(8)
Includes the impact to the allowance for the loan and lease losses per the following table that results from the difference between the long-term, normalized net charge-off ratio used to assess expected loan and lease losses for the operating segments and the "losses inherent in the loan portfolio" methodology used by the Company.

Quarter Ended					Year Ended
Dec. 31,	Sept. 30,	June 30,	Mar. 31,	Dec. 31,	Dec. 31,	Dec. 31,
2005	2005	2005	2005	2004	2005	2004
$(200)	$(177)	$(224)	$(245)	$(266)	$(211)	$(226)

Washington Mutual, Inc.
Selected Financial Information
(dollars in millions)
(unaudited)

	Quarter Ended
	Dec. 31, 2005				Sept. 30, 2005				Dec. 31, 2004
			Interest				Interest				Interest
			Income/				Income/				Income/
	Balance	Rate	Expense		Balance	Rate	Expense		Balance	Rate	Expense
Average Balances and Weighted Average Interest Rates
Assets
Interest-earning assets:
Federal funds sold and securities purchased under
agreements to resell	$2,380	4.01%	$24		$2,891	3.52%	$26		$560	1.92%	$3
Trading assets	10,330	7.13	185		6,532	6.97	114		4,540	5.80	66
Available-for-sale securities(1):
Mortgage-backed securities	19,135	5.25	252		15,666	4.72	185		11,398	3.85	110
Investment securities	4,316	4.75	51		4,321	4.94	53		4,387	4.27	47
Loans held for sale (2)	46,306	5.79	673		49,747	5.30	661		33,083	4.74	393
Loans held in portfolio(2):
Loans secured by real estate:
Home	111,126	5.23	1,452	(3)	108,783	4.97	1,353	(3)	113,352	4.30	1,218
Specialty mortgage finance(4)	22,415	5.40	302		20,298	5.07	257		17,389	4.87	212
Total home loans	133,541	5.25	1,754		129,081	4.99	1,610		130,741	4.37	1,430
Home equity loans and lines of credit	50,464	6.47	822		49,237	6.08	753		42,034	4.93	520
Home construction(5)	2,008	6.35	32		2,001	6.31	32		2,434	5.87	36
Multi-family	25,312	5.67	359		24,550	5.38	330		21,922	4.92	270
Other real estate	4,953	6.57	82		4,904	7.12	88		6,133	6.03	93
Total loans secured by real estate	216,278	5.63	3,049		209,773	5.35	2,813		203,264	4.62	2,349
Consumer:
Credit card	8,259	11.96	249		-	-	-		-	-	-
Other	654	10.79	18		686	10.67	18		813	10.20	21
Commercial business	2,377	5.25	31		2,557	4.74	31		4,219	4.78	51
Total loans held in portfolio	227,568	5.87	3,347		213,016	5.36	2,862		208,296	4.64	2,421
Other(6)	4,496	4.28	49		4,395	3.51	39		4,111	2.60	26
Total interest-earning assets	314,531	5.81	4,581		296,568	5.30	3,940		266,375	4.59	3,066
Noninterest-earning assets:
Mortgage servicing rights	7,680				6,408				5,928
Goodwill	8,247				6,196				6,196
Other assets	19,473				18,120				18,659
Total assets	$349,931				$327,292				$297,158
Liabilities
Interest-bearing liabilities:
Deposits:
Interest-bearing checking deposits	$43,302	2.23	243		$45,305	2.12	242		$52,171	1.32	173
Savings and money market deposits	43,831	2.09	231		42,944	1.92	208		44,017	1.36	151
Time deposits	74,300	3.77	710		63,338	3.41	546		43,750	2.53	280
Total interest-bearing deposits	161,433	2.90	1,184		151,587	2.60	996		139,938	1.71	604
Federal funds purchased and commercial paper	8,236	4.07	85		6,719	3.60	61		4,828	1.98	24
Securities sold under agreements to repurchase	15,330	4.09	160		13,159	3.65	123		13,528	2.09	72
Advances from Federal Home Loan Banks	70,113	4.06	726		68,597	3.54	620		63,053	2.34	376
Other	24,715	4.38	272		21,734	4.12	224		15,164	3.70	140
Total interest-bearing liabilities	279,827	3.42	2,427		261,796	3.05	2,024		236,511	2.03	1,216
Noninterest-bearing sources:
Noninterest-bearing deposits	35,366				36,733				33,935
Other liabilities	7,030				6,351				5,687
Stockholders' equity	27,708				22,412				21,025
Total liabilities and stockholders' equity	$349,931				$327,292				$297,158
Net interest spread and net interest income		2.39	$2,154			2.25	$1,916			2.56	$1,850
Impact of noninterest-bearing sources		0.38				0.36				0.23
Net interest margin		2.77				2.61				2.79

(1)	The average balance and yield are based on average amortized cost balances.
(2)	Nonaccrual loans and related income, if any, are included in their respective loan categories.
(3)	For the three months ended December 31, 2005 and September 30, 2005, deferred interest income resulting from negative amortization within the Option ARM portfolio totaled $107 million and $72 million.
(4)	Represents purchased subprime home loan portfolios and subprime home loans originated by Long Beach Mortgage Company and held in its investment portfolio.
(5)
Represents loans to builders for the purpose of financing the acquisition, development and construction of single-family residences for sale and construction loans made directly to the intended occupant of a single-family residence.
(6)	Interest-earning assets in nonaccrual status and related income, if any, are included within this catagory.

Washington Mutual, Inc.
Selected Financial Information
(dollars in millions)
(unaudited)

	Year Ended
	Dec. 31, 2005				Dec. 31, 2004
			Interest				Interest
			Income/				Income/
	Balance	Rate	Expense		Balance	Rate	Expense
Average Balances and Weighted Average Interest Rates
Assets
Interest-earning assets:
Federal funds sold and securities purchased under agreements to resell	$2,154	3.42%	$74		$884	1.42%	$13
Trading assets	7,217	6.50	469		2,368	6.39	151
Available-for-sale securities(1):
Mortgage-backed securities	16,347	4.80	784		10,255	3.99	409
Investment securities	4,506	4.74	214		10,732	3.30	355
Loans held for sale(2)	44,847	5.31	2,382		29,721	4.95	1,472
Loans held in portfolio(2):
Loans secured by real estate:
Home	110,326	4.90	5,403	(3)	107,518	4.21	4,529
Specialty mortgage finance(4)	20,555	5.19	1,066		15,767	4.84	763
Total home loans	130,881	4.94	6,469		123,285	4.29	5,292
Home equity loans and lines of credit	47,915	5.93	2,841		35,859	4.69	1,683
Home construction(5)	2,074	6.22	129		2,489	5.50	137
Multi-family	24,070	5.31	1,279		21,090	4.96	1,046
Other real estate	5,091	6.56	334		6,396	5.94	380
Total loans secured by real estate	210,031	5.26	11,052		189,119	4.51	8,538
Consumer:
Credit card	2,082	11.96	249		-	-	-
Other	707	10.66	75		899	10.11	91
Commercial business	2,614	5.00	131		4,415	4.43	196
Total loans held in portfolio	215,434	5.34	11,507		194,433	4.54	8,825
Other(6)	4,367	3.63	158		4,108	3.05	125
Total interest-earning assets	294,872	5.29	15,588		252,501	4.50	11,350
Noninterest-earning assets:
Mortgage servicing rights	6,597				6,406
Goodwill	6,712				6,196
Other assets	18,496				18,975
Total assets	$326,677				$284,078
Liabilities
Interest-bearing liabilities:
Deposits:
Interest-bearing checking deposits	$46,524	1.95	906		$59,826	1.28	766
Savings and money market deposits	42,555	1.76	750		35,927	1.11	399
Time deposits	62,175	3.33	2,072		35,917	2.44	878
Total interest-bearing deposits	151,254	2.46	3,728		131,670	1.55	2,043
Federal funds purchased and commercial paper	5,314	3.56	190		3,522	1.50	53
Securities sold under agreements to repurchase	15,365	3.40	523		16,660	2.26	377
Advances from Federal Home Loan Banks	68,713	3.46	2,377		58,622	2.16	1,268
Other	21,603	4.09	884		13,724	3.59	493
Total interest-bearing liabilities	262,249	2.94	7,702		224,198	1.89	4,234
Noninterest-bearing sources:
Noninterest-bearing deposits	34,769				33,738
Other liabilities	6,192				5,614
Stockholders' equity	23,467				20,528
Total liabilities and stockholders' equity	$326,677				$284,078
Net interest spread and net interest income		2.35	$7,886			2.61	$7,116
Impact of noninterest-bearing sources		0.32				0.21
Net interest margin		2.67				2.82

(1)	The average balance and yield are based on average amortized cost balances.
(2)	Nonaccrual loans and related income, if any, are included in their respective loan categories.
(3)	For the year ended December 31, 2005, deferred interest income resulting from negative amortization within the Option ARM portfolio totaled $234 million.
(4)	Represents purchased subprime home loan portfolios and subprime home loans originated by Long Beach Mortgage Company and held in its investment portfolio.
(5)	Represents loans to builders for the purpose of financing the acquisition, development and construction of single-family residences for sale and construction loans made directly to the intended occupant of a single-family residence.
(6)	Interest-earning assets in nonaccrual status and related income, if any, are included within this catagory.

Washington Mutual, Inc.
Selected Financial Information
(dollars in millions)
(unaudited)

	Change from
	September 30, 2005	Dec. 31,	Sept. 30,	June 30,	Mar. 31,	Dec. 31,
	to December 31, 2005	2005	2005	2005	2005	2004
Deposits
Retail deposits:
Checking deposits:
Noninterest bearing	$130	$20,752	$20,622	$19,093	$18,599	$17,463
Interest bearing	(2,041)	42,253	44,294	46,031	48,988	51,099
Total checking deposits	(1,911)	63,005	64,916	65,124	67,587	68,562
Savings and money market deposits	1,085	36,664	35,579	34,514	35,184	36,836
Time deposits(1)	(117)	40,359	40,476	36,162	31,819	27,268
Total retail deposits	(943)	140,028	140,971	135,800	134,590	132,666
Commercial business deposits	1,701	11,459	9,758	9,648	8,447	7,611
Wholesale deposits	5,383	29,917	24,534	23,638	24,969	18,448
Custodial and escrow deposits(2)	(3,386)	11,763	15,149	15,231	15,625	14,933
Total deposits	$2,755	$193,167	$190,412	$184,317	$183,631	$173,658

(1)	Weighted average remaining maturity of time deposits was 11 months at December 31, 2005, 12 months at September 30, 2005, 13 months at June 30, 2005, 14 months at March 31, 2005, and 16 months at December 31, 2004.
(2)	Substantially all custodial and escrow deposits reside in noninterest-bearing checking accounts.

	Dec. 31,	Sept. 30,	June 30,	Mar. 31,	Dec. 31,
	2005	2005	2005	2005	2004
Retail Deposit Accounts(1)
Checking	9,883,507	9,680,317	9,427,222	9,183,194	8,981,060
Money market and savings	5,694,102	5,560,060	5,395,091	5,250,907	5,110,674
Total transaction accounts, end of period(2)	15,577,609	15,240,377	14,822,313	14,434,101	14,091,734

Net checking account changes	203,190	253,095	244,028	202,134	106,237
Net total transaction account changes	337,232	418,064	388,212	342,367	186,027

(1)	The information provided in this table represents the number of accounts.
(2)	Transaction accounts include retail checking, small business checking, retail savings and small business savings.

	Dec. 31,		Sept. 30,	June 30,	Mar. 31,	Dec. 31,
	2005		2005	2005	2005	2004
Retail Banking Stores
Stores, beginning of period	2,051		1,997	1,968	1,939	1,872
Net stores opened during the quarter	89	(1)	54	29	29	67
Stores, end of period	2,140		2,051	1,997	1,968	1,939

(1)	Includes two retail stores acquired through the merger with Providian Financial Corporation. These stores are not considered to be an integral component of Washington Mutual's retail banking franchise.

	Dec. 31,	Sept. 30,	June 30,	Mar. 31,	Dec. 31,
	2005	2005	2005	2005	2004
Assets Under Management	$25,310	$24,546	$23,348	$22,454	$22,196

Washington Mutual, Inc.
Selected Financial Information
(dollars in millions)
(unaudited)

	Quarter Ended
	Dec. 31,	Sept. 30,	June 30,	Mar. 31,	Dec. 31,
	2005	2005	2005	2005	2004
Loan Volume
Home loans:
Adjustable rate	$20,266	$26,607	$25,293	$22,947	$26,141
Fixed rate	20,494	21,122	19,355	17,147	15,448
Specialty mortgage finance(1)	9,669	8,413	8,753	7,656	9,362
Total home loan volume	50,429	56,142	53,401	47,750	50,951
Home equity loans and lines of credit	9,118	10,828	10,888	8,887	9,307
Home construction loans(2)	479	370	258	245	293
Multi-family	2,595	2,580	2,459	2,121	2,240
Other real estate	419	465	371	345	257
Total loans secured by real estate	63,040	70,385	67,377	59,348	63,048
Consumer(3)	79	182	82	43	77
Commercial business	173	165	159	124	96
Total loan volume	$63,292	$70,732	$67,618	$59,515	$63,221
Loan Volume by Channel
Retail	$27,676	$32,614	$30,565	$25,569	$28,766
Wholesale	17,190	20,000	20,323	16,716	18,441
Purchased/correspondent	18,426	18,118	16,730	17,230	16,014
Total loan volume by channel	$63,292	$70,732	$67,618	$59,515	$63,221
Refinancing Activity(4)
Home loan refinancing	$27,435	$29,084	$27,583	$28,641	$30,752
Home equity loans and lines of credit and consumer	219	245	475	392	336
Home construction loans	12	17	13	10	13
Multi-family and other real estate	831	738	700	660	565
Total refinancing	$28,497	$30,084	$28,771	$29,703	$31,666
Home Loan Volume
Short-term adjustable-rate loans(5):
Option ARMs	$11,699	$16,353	$19,564	$15,644	$18,898
Other ARMs	1,222	1,237	367	974	972
Total short-term adjustable-rate loans	12,921	17,590	19,931	16,618	19,870
Medium-term adjustable-rate loans(6)	15,447	16,454	13,388	13,409	14,890
Fixed-rate loans	22,061	22,098	20,082	17,723	16,191
Total home loan volume	$50,429	$56,142	$53,401	$47,750	$50,951

Note: Pursuant to regulatory guidance, buyouts of delinquent mortgages contained within Government National Mortgage Association (GNMA) loan servicing pools must be classified as loans on the balance sheet. Accordingly, total home loan volume includes GNMA pool buy-out volume of $304 million, $466 million, $477 million, $563 million and $785 million for the quarters ended December 31, 2005, September 30, 2005, June 30, 2005, March 31, 2005 and December 31, 2004.

(1)	Represents purchased subprime loan portfolios and mortgages originated by Long Beach Mortgage Company.
(2)
Represents loans to builders for the purpose of financing the acquisition, development and construction of single-family residences for sale and construction loans made directly to the intended occupant of a single-family residence.
(3)	Excludes credit card loan volume.
(4)	Includes loan refinancing entered into by both new and pre-existing loan customers.
(5)	Short-term is defined as adjustable-rate loans that reprice within one year or less.
(6)	Medium-term is defined as adjustable-rate loans that reprice after one year.

Washington Mutual, Inc.
Selected Financial Information
(dollars in millions)
(unaudited)

	Year Ended
	Dec. 31,	Dec. 31,
	2005	2004
Loan Volume
Home loans:
Adjustable rate	$95,114	$103,305
Fixed rate	78,118	77,723
Specialty mortgage finance(1)	34,490	31,334
Total home loan volume	207,722	212,362
Home equity loans and lines of credit	39,721	39,822
Home construction loans(2)	1,352	2,382
Multi-family	9,755	8,161
Other real estate	1,599	1,740
Total loans secured by real estate	260,149	264,467
Consumer(3)	387	336
Commercial business	621	1,930
Total loan volume	$261,157	$266,733
Loan Volume by Channel
Retail	$116,425	$124,897
Wholesale	74,229	69,474
Purchased/correspondent	70,503	72,362
Total loan volume by channel	$261,157	$266,733
Refinancing Activity(4)
Home loan refinancing	$112,743	$128,020
Home equity loans and lines of credit and consumer	1,331	2,950
Home construction loans	53	47
Multi-family and other real estate	2,928	2,644
Total refinancing	$117,055	$133,661
Home Loan Volume
Short-term adjustable-rate loans(5):
Option ARMs	$63,260	$67,485
Other ARMs	3,800	2,671
Total short-term adjustable-rate loans	67,060	70,156
Medium-term adjustable-rate loans(6)	58,698	58,107
Fixed-rate loans	81,964	84,099
Total home loan volume	$207,722	$212,362

Note: Pursuant to regulatory guidance, buyouts of delinquent mortgages contained within Government National Mortgage Association (GNMA) loan servicing pools must be classified as loans on the balance sheet. Accordingly, total home loan volume includes GNMA pool buy-out volume of $1.81 billion and $3.42 billion for the years ended December 31, 2005 and December 31, 2004.

(1)	Represents purchased subprime loan portfolios and mortgages originated by Long Beach Mortgage Company.
(2)	Represents loans to builders for the purpose of financing the acquisition, development and construction of single-family residences for sale and construction loans made directly to the intended occupant of a single-family residence.
(3)	Excludes credit card loan volume.
(4)	Includes loan refinancing entered into by both new and pre-existing loan customers.
(5)	Short term is defined as adjustable-rate loans that reprice within one year or less.
(6)	Medium term is defined as adjustable-rate loans that reprice after one year.

Washington Mutual, Inc.
Selected Financial Information
(dollars in millions)
(unaudited)

	Change from
	September 30, 2005	Dec. 31,		Sept. 30,	June 30,	Mar. 31,	Dec. 31,
	to December 31, 2005	2005		2005	2005	2005	2004
Loans by Property Type
Loans held in portfolio:
Loans secured by real estate:
Home:
Short-term adjustable-rate loans(1):
Option ARMs	$2,328	$ $ 70,191	(2)	$67,863	$66,533	$67,938	$66,310
Other ARMs	1,710	14,666		12,956	10,903	10,462	9,065
Total short-term adjustable-rate loans	4,038	84,857		80,819	77,436	78,400	75,375
Medium-term adjustable-rate loans(3)	(2,099)	41,511		43,610	43,499	46,789	45,197
Fixed-rate loans	306	8,922		8,616	8,638	8,794	8,562
Total home loans(4)	2,245	135,290		133,045	129,573	133,983	129,134
Home equity loans and lines of credit	785	50,851		50,066	48,449	45,849	43,650
Home construction(5)	18	2,037		2,019	2,037	2,170	2,344
Multi-family	587	25,601		25,014	24,240	23,247	22,282
Other real estate	106	5,035		4,929	4,915	5,311	5,664
Total loans secured by real estate	3,741	218,814		215,073	209,214	210,560	203,074
Consumer:
Credit card	8,043	8,043		-	-	-	-
Other	(31)	638		669	703	747	792
Commercial business	(315)	2,137		2,452	2,820	2,807	3,205
Total loans held in portfolio(6)	11,438	229,632		218,194	212,737	214,114	207,071
Less: allowance for loan and lease losses	(431)	(1,695)		(1,264)	(1,243)	(1,280)	(1,301)
Total net loans held in portfolio	11,007	227,937		216,930	211,494	212,834	205,770
Loans held for sale(7)	(14,436)	33,582		48,018	51,122	41,197	42,743
Total net loans	$(3,429)	$261,519		$264,948	$262,616	$254,031	$248,513

(1)	Short-term is defined as adjustable-rate loans that reprice within one year or less.
(2)	At December 31, 2005, the total amount by which the unpaid principal balance ("UPB") of Option ARM loans exceeded their original principal amount was $157 million.
(3)	Medium-term is defined as adjustable-rate loans that reprice after one year.
(4)	Includes specialty mortgage finance loans, which are composed of purchased subprime home loans and subprime home loans originated by Long Beach Mortgage Company and held in its investment portfolio. Specialty mortgage finance loans were $21.15 billion, $21.16 billion, $20.17 billion, $21.54 billion and $19.18 billion at December 31, 2005, September 30, 2005, June 30, 2005, March 31, 2005
and December 31, 2004.
(5)
Represents loans to builders for the purpose of financing the acquisition, development and construction of single-family residences for sale and construction loans made directly to the intended occupant of a single-family residence.
(6)
Includes net unamortized deferred loan origination costs of $1.53 billion, $1.47 billion, $1.39 billion, $1.36 billion and $1.25 billion at December 31, 2005, September 30, 2005, June 30, 2005, March 31,

2005 and December 31, 2004.
(7)	Fair value of loans held for sale was $33.71 billion, $48.14 billion, $51.39 billion, $41.38 billion and $43.02 billion as of December 31, 2005, September 30, 2005, June 30, 2005, March 31, 2005 and
December 31, 2004.

Washington Mutual, Inc.
Selected Financial Information
(dollars in millions)
(unaudited)

			Weighted		Weighted		Weighted
	Change from		Average		Average		Average
	Sept. 30, 2005	Dec. 31,	Coupon	Sept. 30,	Coupon	Dec. 31,	Coupon
	to Dec. 31, 2005	2005	Rate	2005	Rate	2004	Rate
Selected Loans Secured by Real Estate and MBS
Home loans held in portfolio:
Short-term adjustable-rate loans(1):
Option ARMs	$2,328	$70,191	5.87%	$67,863	5.44%	$66,310	4.26%
Other ARMs	1,710	14,666	6.44	12,956	6.27	9,065	6.57
Total short-term adjustable-rate loans	4,038	84,857	5.97	80,819	5.57	75,375	4.55
Medium-term adjustable-rate loans(2)	(2,099)	41,511	5.58	43,610	5.58	45,197	5.43
Fixed-rate loans	306	8,922	6.56	8,616	6.60	8,562	6.75
Total home loans held in portfolio	2,245	135,290	5.89	133,045	5.64	129,134	5.01
Home equity loans and lines of credit:
Short-term (Prime-based or treasury-based)(1)	(216)	37,112	7.26	37,328	6.76	33,826	5.17
Fixed-rate loans	1,001	13,739	6.56	12,738	6.45	9,824	6.34
Total home equity loans and lines of credit	785	50,851	7.07	50,066	6.68	43,650	5.43
Multi-family loans held in portfolio:
Short-term adjustable-rate loans(1):
Option ARMs	80	9,529	5.74	9,449	5.30	7,645	4.27
Other ARMs	(45)	6,406	5.92	6,451	5.49	5,617	4.51
Total short-term adjustable-rate loans	35	15,935	5.81	15,900	5.38	13,262	4.37
Medium-term adjustable-rate loans(2)	593	8,118	5.29	7,525	5.26	7,381	5.30
Fixed-rate loans	(41)	1,548	6.59	1,589	6.68	1,639	6.88
Total multi-family loans held in portfolio	587	25,601	5.69	25,014	5.42	22,282	4.86
Total selected loans held in portfolio secured by real estate(3)	3,617	211,742	6.15	208,125	5.87	195,066	5.09
Loans held for sale(4)	(14,460)	32,928	6.15	47,888	5.34	42,599	4.70
Total selected loans secured by real estate	(10,843)	244,670	6.15	256,013	5.77	237,665	5.02
MBS(5):
Short-term adjustable-rate MBS(1)	(2,324)	7,965	4.88	10,289	4.58	9,924	3.49
Medium-term adjustable-rate MBS(2)	1,848	4,504	4.97	2,656	5.02	702	4.25
Fixed-rate MBS	3,963	8,179	5.11	4,216	5.25	3,928	5.32
Total MBS(6)	3,487	20,648	4.99	17,161	4.81	14,554	4.02
Total selected loans secured by real estate and MBS	$(7,356)	$265,318	6.06	$273,174	5.71	$252,219	4.96

(1)	Short-term is defined as adjustable-rate loans and MBS that reprice within one year or less.
(2)	Medium-term is defined as adjustable-rate loans and MBS that reprice after one year.
(3)	At December 31, 2005, September 30, 2005 and December 31, 2004, the adjustable-rate loans with lifetime caps were $184.87 billion, $182.35 billion and $171.44 billion with a lifetime weighted average cap rate of 12.25%, 12.30% and 12.31%.
(4)	Excludes credit card and student loans.
(5)	Includes only those securities designated as available-for-sale. Excludes principal-only strips and interest-only strips.
(6)	At December 31, 2005, September 30, 2005 and December 31, 2004, the adjustable-rate MBS with lifetime caps were $12.46 billion, $12.74 billion and $10.58 billion with a lifetime weighted average cap rate of 10.31%, 10.19% and 10.23%.

	Sept. 30, 2005	Dec. 31, 2004
	to Dec. 31, 2005	to Dec. 31, 2005
Rollforward of Loans Held for Sale
Balance, beginning of period	$48,018	$42,743
Mortgage loans originated, purchased and transferred from held in portfolio	39,525	167,710
Mortgage loans transferred to held in portfolio	(2,324)	(8,690)
Mortgage loans sold and other	(52,162)	(168,691)
Net change in consumer loans held for sale	525	510
Balance, end of period	$33,582	$33,582

Rollforward of Home Loans Held in Portfolio
Balance, beginning of period	$133,045	$129,134
Loans originated, purchased and transferred from held for sale	14,743	57,298
Loan payments, transferred to held for sale and other	(12,498)	(51,142)
Balance, end of period	$135,290	$135,290

Washington Mutual, Inc.
Selected Financial Information
(dollars in millions)
(unaudited)

	Quarter Ended
Detail of Revenue from Sales and Servicing of Home Mortgage Loans	Dec. 31,	Sept. 30,	June 30,	Mar. 31,	Dec. 31,
	2005	2005	2005	2005	2004
Gain from home mortgage loans and originated mortgage-backed securities, net of hedging and risk management instruments:
Gain from home mortgage loans and originated mortgage-backed securities	$213	$206	$250	$181	$157
Revaluation gain (loss) from derivatives	25	73	(79)	80	25
Gain from home mortgage loans and originated mortgage-backed securities,
net of hedging and risk management instruments	238	279	171	261	182
Home mortgage loan servicing revenue (expense):
Home mortgage loan servicing revenue, net(1)	547	538	527	512	479
Amortization of MSR	(482)	(555)	(564)	(570)	(636)
MSR valuation adjustments(2)	91	412	(77)	539	257
Revaluation gain from derivatives	27	40	61	35	70
Home mortgage loan servicing revenue (expense), net of hedging and
derivative risk management instruments	183	435	(53)	516	170
Total revenue from sales and servicing of home mortgage loans	421	714	118	777	352
Impact of other MSR risk management instruments:
Revaluation gain (loss) from certain trading securities	(157)	(217)	259	(109)	36
Gain (loss) from certain available-for-sale securities	-	-	26	(44)	(4)
Total impact of other MSR risk management instruments	(157)	(217)	285	(153)	32
Total revenue from sales and servicing of home mortgage loans and all
MSR risk management instruments	$264	$497	$403	$624	$384

				Year Ended
Detail of Revenue from Sales and Servicing of Home Mortgage Loans				Dec. 31,	Dec. 31,
				2005	2004
Gain from home mortgage loans and originated mortgage-backed securities, net of hedging and risk management instruments:
Gain from home mortgage loans and originated mortgage-backed securities				$850	$651
Revaluation gain from derivatives				99	80
Gain from home mortgage loans and originated mortgage-backed securities,
net of hedging and risk management instruments				949	731
Home mortgage loan servicing revenue (expense):
Home mortgage loan servicing revenue, net(1)				2,123	1,943
Amortization of MSR				(2,170)	(2,521)
MSR valuation adjustments(2)				965	(235)
Revaluation gain from derivatives				163	1,469
Home mortgage loan servicing revenue, net of hedging and derivative
risk management instruments				1,081	656
Total revenue from sales and servicing of home mortgage loans				2,030	1,387
Impact of other MSR risk management instruments:
Revaluation gain (loss) from certain trading securities				(223)	81
Gain (loss) from certain available-for-sale securities				(18)	1
Total impact of other MSR risk management instruments				(241)	82
Total revenue from sales and servicing of home mortgage loans and all
MSR risk management instruments				$1,789	$1,469

(1)
Includes late charges, prepayment fees and loan pool expenses (the shortfall of the scheduled interest required to be remitted to investors compared to what is collected from the borrowers upon payoff).

(2)	Net of fair value hedge ineffectiveness as well as any impairment/reversal recognized on MSR that results from the application of the lower of cost or market value accounting methodology.

Washington Mutual, Inc.
Selected Financial Information
(dollars in millions)
(unaudited)

	Quarter Ended
	Dec. 31,	Sept. 30,	June 30,	Mar. 31,	Dec. 31,
	2005	2005	2005	2005	2004
MSR Risk Management and Amortization:
Statement No. 133 MSR accounting valuation adjustments	$419	$849	$(813)	$545	$(123)
Amortization of MSR	(482)	(555)	(564)	(570)	(636)
(Impairment) reversal	353	413	(250)	427	179
Net change in MSR valuation	290	707	(1,627)	402	(580)
Gain (loss) on MSR hedging and risk management instruments:
Statement No. 133 fair value hedging adjustments	(681)	(850)	986	(433)	201
Revaluation gain from derivatives	27	40	61	35	70
Revaluation gain (loss) from certain trading securities	(157)	(217)	259	(109)	36
Gain (loss) from certain available-for-sale securities	-	-	26	(44)	(4)
Total gain (loss) on MSR hedging and risk management
instruments	(811)	(1,027)	1,332	(551)	303
Total MSR risk management and amortization	$(521)	$(320)	$(295)	$(149)	$(277)

				Year Ended
				Dec. 31,	Dec. 31,
				2005	2004
MSR Risk Management and Amortization:
Statement No. 133 MSR accounting valuation adjustments				$999	$699
Amortization of MSR				(2,170)	(2,521)
(Impairment) reversal				943	(466)
Net change in MSR valuation				(228)	(2,288)
Gain (loss) on MSR hedging and risk management instruments:
Statement No. 133 fair value hedging adjustments				(977)	(468)
Revaluation gain from derivatives				163	1,469
Revaluation gain (loss) from certain trading securities				(223)	81
Gain (loss) from certain available-for-sale securities				(18)	1
Total gain (loss) on MSR hedging and risk management
instruments				(1,055)	1,083
Total MSR risk management and amortization				$(1,283)	$(1,205)

Washington Mutual, Inc.
Selected Financial Information
(dollars in millions)
(unaudited)

	Quarter Ended
	Dec. 31,	Sept. 30,	June 30,	Mar. 31,	Dec. 31,
	2005	2005	2005	2005	2004
Rollforward of Mortgage Servicing Rights(1)(2)
Balance, beginning of period	$7,042	$5,730	$6,802	$5,906	$6,112
Home loans:
Additions	703	605	555	490	372
Amortization	(482)	(555)	(564)	(570)	(636)
(Impairment) reversal	353	413	(250)	427	179
Statement No. 133 MSR accounting valuation adjustments	419	849	(813)	545	(123)
Net change in commercial real estate MSR	6	-	-	4	2
Balance, end of period(3)	$8,041	$7,042	$5,730	$6,802	$5,906
Rollforward of Valuation Allowance for MSR Impairment
Balance, beginning of period	$1,312	$1,746	$1,513	$1,981	$2,653
Impairment (reversal)	(353)	(413)	250	(427)	(179)
Other-than-temporary impairment	(43)	(18)	(11)	(34)	(486)
Other	(2)	(3)	(6)	(7)	(7)
Balance, end of period	$914	$1,312	$1,746	$1,513	$1,981
Rollforward of Mortgage Loans Serviced for Others
Balance, beginning of period	$547,578	$543,324	$542,797	$540,392	$551,245
Home loans:
Additions	51,642	43,418	36,174	34,533	27,218
Loan payments and other	(37,245)	(39,005)	(35,689)	(32,861)	(38,529)
Net change in commercial real estate loans serviced for others	1,233	(159)	42	733	458
Balance, end of period	$563,208	$547,578	$543,324	$542,797	$540,392

	Dec. 31,	Sept. 30,	June 30,	Mar. 31,	Dec. 31,
	2005	2005	2005	2005	2004
Total Servicing Portfolio
Mortgage loans serviced for others	$563,208	$547,578	$543,324	$542,797	$540,392
Consumer loans serviced for others	11,014	-	-	-	-
Servicing on retained MBS without MSR	1,404	1,487	1,592	1,702	1,808
Servicing on owned loans	242,114	245,165	243,494	233,738	229,879
Subservicing portfolio	629	749	825	421	461
Total servicing portfolio	$818,369	$794,979	$789,235	$778,658	$772,540

				December 31, 2005
				Unpaid	Weighted
				Principal	Average
				Balance	Servicing Fee
					(in basis points,
Mortgage Loans Serviced for Others by Loan Type					annualized)
Government				$45,709	46
Agency				327,763	32
Private				161,412	39
Specialty home loans				28,324	51
Total mortgage loans serviced for others(4)				$563,208	36

(1)	Net of valuation allowance.
(2)	MSR as a percentage of loans serviced for others was 1.43%, 1.29%, 1.05%, 1.25% and 1.09% at December 31, 2005, September 30, 2005, June 30, 2005, March 31, 2005 and December 31, 2004.
(3)	At December 31, 2005, the aggregate MSR fair value was $8.10 billion.
(4)	Weighted average coupon rate (annualized) was 5.90% at December 31, 2005.

Washington Mutual, Inc.
Selected Financial Information
(dollars in millions)
(unaudited)

	Quarter Ended
	Dec. 31,	Sept. 30,	June 30,	Mar. 31,	Dec. 31,
	2005	2005	2005	2005	2004
Allowance for Loan and Lease Losses
Balance, beginning of quarter	$1,264	$1,243	$1,280	$1,301	$1,322
Allowance acquired through business combinations/other	447	-	(29)	-	(20)
Provision for loan and lease losses	121	52	31	16	37
	1,832	1,295	1,282	1,317	1,339
Loans charged off:
Loans secured by real estate:
Home	(7)	(9)	(11)	(11)	(9)
Specialty mortgage finance(1)	(14)	(15)	(11)	(10)	(10)
Total home loans charged off	(21)	(24)	(22)	(21)	(19)
Home equity loans and lines of credit	(6)	(10)	(8)	(5)	(3)
Home construction(2)	-	-	(2)	-	(1)
Multi-family	-	-	(1)	-	(2)
Other real estate	(1)	(4)	(2)	(1)	(1)
Total loans secured by real estate	(28)	(38)	(35)	(27)	(26)
Consumer:
Credit card	(138)	-	-	-	-
Other	(8)	(8)	(9)	(13)	(17)
Commercial business	(16)	(4)	(8)	(6)	(8)
Total loans charged off	(190)	(50)	(52)	(46)	(51)
Recoveries of loans previously charged off:
Loans secured by real estate:
Specialty mortgage finance(1)	1	1	1	1	1
Home equity loans and lines of credit	7	1	1	-	2
Multi-family	-	2	-	-	-
Other real estate	-	8	3	1	2
Total loans secured by real estate	8	12	5	2	5
Consumer:
Credit card	40	-	-	-	-
Other	3	5	6	5	4
Commercial business	2	2	2	2	4
Total recoveries of loans previously charged off	53	19	13	9	13
Net charge-offs	(137)	(31)	(39)	(37)	(38)
Balance, end of quarter	$1,695	$1,264	$1,243	$1,280	$1,301

Net charge-offs (annualized) as a percentage
of average loans held in portfolio	0.24%	0.06%	0.07%	0.07%	0.07%
Allowance as a percentage of total loans held in portfolio	0.74	0.58	0.58	0.60	0.63

(1)	Represents purchased subprime home loan portfolios and subprime home loans originated by Long Beach Mortgage Company and held in its investment portfolio.
(2)
Represents loans to builders for the purpose of financing the acquisition, development and construction of single-family residences for sale and construction loans made directly to the intended occupant of a single-family residence.

Washington Mutual, Inc.
Selected Financial Information
(dollars in millions)
(unaudited)

	Dec. 31,	Sept. 30,	June 30,	Mar. 31,	Dec. 31,
	2005	2005	2005	2005	2004
Nonperforming Assets and Restructured Loans
Nonaccrual loans(1):
Loans secured by real estate:
Home	$565	$472	$495	$495	$534
Specialty mortgage finance(2)	872	755	692	734	682
Total home nonaccrual loans	1,437	1,227	1,187	1,229	1,216
Home equity loans and lines of credit	88	68	67	74	66
Home construction(3)	10	10	11	25	28
Multi-family	25	18	15	15	12
Other real estate	70	69	116	159	162
Total nonaccrual loans secured by real estate	1,630	1,392	1,396	1,502	1,484
Consumer(4)	8	8	8	8	9
Commercial business	48	65	59	59	41
Total nonaccrual loans held in portfolio	1,686	1,465	1,463	1,569	1,534
Foreclosed assets	276	256	256	264	261
Total nonperforming assets	$1,962	$1,721	$1,719	$1,833	$1,795
As a percentage of total assets	0.57%	0.52%	0.53%	0.57%	0.58%
Restructured loans	$22	$25	$25	$27	$34
Total nonperforming assets and restructured loans	$1,984	$1,746	$1,744	$1,860	$1,829

(1)	Excludes nonaccrual loans held for sale of $245 million at December 31, 2005. Prior periods also reflect the exclusion of nonaccrual loans held for sale of $152 million, $108 million, $112 million and
$76 million at September 30, 2005, June 30, 2005, March 31, 2005 and December 31, 2004. Loans held for sale are accounted for at lower of aggregate cost or market value, with valuation changes included as adjustments to noninterest income.
(2)	Represents purchased subprime home loan portfolios and subprime home loans originated by Long Beach Mortgage Company and held in its investment portfolio.
(3)
Represents loans to builders for the purpose of financing the acquisition, development and construction of single-family residences for sale and construction loans made directly to the intended occupant of a single-family residence.
(4)	Excludes credit card loans.